UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2007

ADVANTA BUSINESS CARD MASTER TRUST
(Issuing Entity)
ADVANTA BANK CORP.
(Exact name of sponsor as specified in its charter)

ADVANTA BUSINESS RECEIVABLES CORP.
(Depositor)
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of	333-141065 (Commission File Number)	23-2852207 (IRS Employer Identification
Incorporation)		Number)

2215 B Renaissance Drive, Suite 5 Las Vegas, Nevada (Address of Principal Executive Offices)	89119 (Zip Code)
Registrant’s telephone number, including area code: (702) 966-4246
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report
Section 8 – Other Events
Item 8.01 – Other Events
     Advanta Business Receivables Corp. (the “Registrant”) registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statement on Form S-3 (File No. 333-141065), as amended (the “Registration Statement”).
     As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the “Issuer”), which intends to issue $200,000,000 in initial principal balance of its AdvantaSeries Class A(2007-A3) Asset Backed Notes (the “Class A(2007-A3) Notes”) and $200,000,000 in initial principal balance of its AdvantaSeries Class A(2007-A4) Asset Backed Notes (together with the Class A(2007-A3) Notes, the “Issued Notes”) on June 13, 2007. The Issued Notes were registered pursuant to the Registration Statement.
     This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain opinions to be issued in connection with the issuance of the Issued Notes, the forms of which were filed as exhibits to the Registration Statement.
     The primary assets of the Issuing Entity are a pool of receivables in a portfolio of MasterCard®1 and VISA®1 business purpose credit card accounts.
Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of McKee Nelson LLP with respect to legality, dated June 13, 2007.

8.1	Opinion of McKee Nelson LLP with respect to tax matters, dated June 13, 2007.

23.1	Consent of McKee Nelson LLP (included in opinions filed as Exhibit 5.1 and Exhibit 8.1).

[1]	MasterCard® and VISA® are federally registered servicemarks of MasterCard International Incorporated and VISA U.S.A., Inc., respectively.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 12, 2007

ADVANTA BUSINESS RECEIVABLES CORP.

By:	/s/ Michael Coco

Name: Michael Coco
Title: President

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of McKee Nelson LLP with respect to legality, dated June 13, 2007.

8.1	Opinion of McKee Nelson LLP with respect to tax matters, dated June 13, 2007.

23.1	Consent of McKee Nelson LLP (included in opinions filed as Exhibit 5.1 and Exhibit 8.1).